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                                                                    Exhibit 23.2

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in:

         (i)      Registration Statement No. 333-30438 (Employee Stock Option
                  Plan) on Form S-8, and

         (ii) Registration Statement No. 333-91491 (1995 Stock Option Plan) on Form S-8

of our report dated April 12, 2001, appearing in this Annual Report on Form 10-K of Advantage Marketing Systems, Inc. for the year ended December 31, 2000.

Deloitte & Touche LLP
Oklahoma City, Oklahoma
March 27, 2003